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                                                                  EXHIBIT 10.11
                                AMENDMENT NO. 1
                                     TO THE
                         R. J. REYNOLDS TOBACCO COMPANY
                     DEFINED BENEFIT MASTER TRUST AGREEMENT


         THIS AMENDMENT NO. 1 to the amended and restated R. J. Reynolds Tobacco Company Defined Benefit Master Trust Agreement dated June 14, 1999 (the "Master Trust Agreement") between R. J. Reynolds Tobacco Company ("RJRT") and The Chase Manhattan Bank, N.A., is made and entered into this 1st day of November, 1999, by the RJR Pension Investment Committee, with the consent of The Chase Manhattan Bank, N.A., as trustee (the "Trustee"), RJRT, and R.J. Reynolds Tobacco Holdings, Inc.;


                              W I T N E S S E T H:


         WHEREAS, the Master Trust Agreement was entered into between The Chase Manhattan Bank and RJRT to reflect the spinoff by RJR Nabisco Holdings Corp. of RJR Nabisco, Inc., as of June 14, 1999; and

         WHEREAS, RJRT and its parent company, R.J. Reynolds Tobacco Holdings, Inc. (the "Company"), which was formerly called RJR Nabisco, Inc., desire to reflect a change in plan sponsorship and in the designated party to the Master Trust Agreement from RJRT to the Company; and

         WHEREAS, pursuant to Section 22 of the Master Trust Agreement, the Board of Directors of the Company, or the RJR Pension Investment Committee acting on its behalf, has the authority to amend the Master Trust Agreement by notice to the Trustee;


         NOW, THEREFORE, the Master Trust Agreement is hereby amended as follows effective as of June 14, 1999:

                                       1.

         R.J. Reynolds Tobacco Holdings, Inc. is substituted in the place of RJRT as a party to the Master Trust Agreement and in each provision thereof referring to RJRT or the "Company," including, without limitation, in Section 1(i).

                                       2.

         R. J. Reynolds Tobacco Company remains subject to the Master Trust Agreement as an affiliated company of R.J. Reynolds Tobacco Holdings, Inc., and, as appropriate, as a plan sponsor of one or more plans subject to the Master Trust Agreement.


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                                       3.

         The name of the Master Trust Agreement is changed to "R. J. Reynolds Defined Benefit Master Trust Agreement".


                                       4.

         Schedule A of the Master Trust Agreement, which names the plans participating in the master trust, is amended to reflect the change in the name of the Retirement Plan for Employees of R. J. Reynolds Tobacco Company to "R.
J. Reynolds Retirement Plan".


                                       5.

         Except as provided herein, the provisions of the Master Trust Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed by their duly authorized corporate officers as of the day and year first written above.


                                             RJR PENSION INVESTMENT COMMITTEE


                                             By:    /s/  Kenneth J. Lapiejko
                                                -------------------------------

                                             Title: EVP/CFO
                                                   ----------------------------


ACCEPTED:                                    ACCEPTED:
                                             TRUSTEE:
R.J. REYNOLDS TOBACCO
HOLDINGS, INC.                               THE CHASE MANHATTAN BANK, N.A.


By:      /s/  Charles A. Blixt               By:    /s/  Kenneth W. Baumann
   --------------------------------             -------------------------------

Title:   EVP & General Counsel               Title: Vice President
      -----------------------------                ----------------------------


ACCEPTED:

R. J. REYNOLDS TOBACCO COMPANY


By:      /s/  Charles A. Blixt
   --------------------------------

Title:   EVP & General Counsel
      -----------------------------


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